SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                 September 30, 2007
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                             American TonerServ Corp.
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               Exact name of Registrant as Specified in its Charter


         Delaware                 333-120688             33-0686105
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


       475 Aviation Boulevard, Suite 100, Santa Rosa, California 95403
       ---------------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (800) 736-3515
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

     On September 30, 2007, American TonerServ Corp. (the "Company") entered into a Consulting Agreement with After Market Support, LLC ("AMS") under which AMS has agreed to provide comprehensive financial marketing and investor relations services on behalf of the Company. The Consulting Agreement is for an initial term of twelve months, but may be terminated by either party on 30 days prior written notice.

     In exchange for its services, the Company will pay AMS a monthly fee of $10,000. In addition, the Company agreed to sell AMS 3,000,000 shares of its common stock for $3,000. In the event that the Company does not raise at least $5,000,000 within a period of 12 months following the execution of the Consulting Agreement, AMS has agreed to return 200,000 Shares to the Company for every $1,000,000 below the $5,000,000 up to an aggregate of 1,000,000 Shares to the Company, representing one-third of the total shares purchased by AMS. In the event that the Company does not achieve a NASDAQ Capital Market listing within a period of 12 months following the execution of the Consulting Agreement, AMS covenants and agrees to return an aggregate of 1,000,000 Shares to the Company, representing one-third of the total shares purchased by AMS. In the event the Company terminates the Consulting Agreement with AMS on or before November 30, 2007, as permitted under certain circumstances, AMS has agreed to return 2,000,000 shares to the Company for a total of $2,000. The 3,000,000 shares represent approximately 11.3% of the shares of the Company's common stock outstanding after the sale.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On September 30, 2007 the Company entered into a binding agreement to sell 3,000,000 shares of its common stock to After Market Support, LLC ("AMS") for $3,000 pursuant to the Consulting Agreement with AMS as described in Item 1.01 of this Report.

     In connection with these sales, the Company relied on the exemption from registration under the Securities Act of 1933, as amended (the "Act") as provided in Section 4(2) of the Act. The number of persons was limited and each person is either an "accredited investor" as defined in Regulation D under the Securities Act or sophisticated as to the nature of the particular transaction. AMS was given access to complete information concerning the Company and was advised of the restricted status of the securities, and represented to the Company that it is acquiring the common stock for investment purposes and not with a view toward distribution. A customary restrictive legend will be placed on the certificates(s) for the common stock and stop transfer instructions will be given to the Company's transfer agent.






                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERICAN TONERSERV CORP.



Dated: October 4, 2007             By: /s/ Daniel J. Brinker
                                       Daniel J. Brinker, President